Prospectus

May 1, 2014

Adams Harkness Small Cap Growth Fund
(ASCGX)

The Fund seeks maximum
capital appreciation.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section

Investment Objective

The Adams Harkness Small Cap Growth Fund (the "Fund") seeks maximum capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase, if applicable)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.71%
Total Annual Fund Operating Expenses	2.71%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$274	$841	$1,435	$3,041

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 295% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in the equity securities of smaller, lesser-known companies whose stocks are traded in the U.S. markets, including initial public offerings ("IPOs") of companies. The Fund normally invests in companies that AH Lisanti Capital Growth, LLC ("AH Lisanti" or the "Adviser") believes are in an early stage or transitional point in their development and have above average prospects for growth. Smaller companies are generally defined by the Adviser as those with market capitalizations equal to or less than those companies in the Russell 2000 Growth Index at the time of initial purchase.

The Fund's investment process focuses on 1) security selection through a quantitative screening process of the universe of small capitalization companies to identify those companies with fundamental strengths and/or positive catalysts, such as new management, which may provide for a potential acceleration in the growth rate of the company; and 2) portfolio construction reflecting major social, economic and technological trends that provide a framework for identifying the industries and companies in which the Fund will invest. The Fund may invest in IPOs and engage in frequent trading in connection with the implementation of the Fund's strategy. Securities in the portfolio may be sold when they exhibit deteriorating fundamentals, changing circumstances affect the original reasons for the investment, their valuation target is achieved or, in the Adviser's opinion, more attractive alternatives exist.

Under certain market conditions, IPOs and companies newly public could comprise a significant portion of the Fund's investments. Additionally, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets.

Principal Investment Risks

The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is important that investors closely review and understand the risks of investing in the Fund.

Equity Risk. The Fund's equity holdings, which include common stocks, may decline in value because of changes in price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security or broader economic or market events including changes in interest rates.

Growth Company Risk. The Fund's investments in growth securities may be more sensitive to company earnings and more volatile than the market in general.

Initial Public Offering Risk. The Fund may purchase securities in an initial public offering ("IPO") or private placement, or are restricted (subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933) and may be illiquid; thus the Fund may not be able to dispose of them promptly at the price at which they are valued.

Management Risk. The Fund is actively managed, and its performance will reflect the Adviser's ability to make investment decisions that are suited to achieving the Fund's investment objectives.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates or the tapering of quantitative easing measures aimed at stimulating the economy, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Portfolio Turnover Risk. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders. The Adviser can engage in frequent trading on occasion, if it believes it is in the Fund's best interests and in the implementation of its strategy. This frequent trading can affect performance through increased brokerage and other transaction costs, such as increased custody costs.

Small Capitalization Company Risk. Small capitalization companies may have more limited product lines, markets, and management teams, which could make their financial status less secure and predictable. Securities issued by small capitalization companies may be less liquid and their prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Performance Information

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2013. The chart and table provide some indication of the risks of investing in the Fund by showing the changes in the performance from year to year and how the Fund's average annual returns for one year, five years and since inception compared to the Russell 2000 Growth Index. Updated performance information is available at www.ahsmallcap.com or by calling (800) 441-7031 (toll free).

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

During the period shown, the highest return for a quarter was 19.11% for the quarter ended December 31, 2010, and the lowest return was -27.02% for the quarter ended December 31, 2008.

Average Annual Total Returns
(For the periods ended December 31, 2013)

	1 Year	5 Year	Since Inception 02/27/04
Return Before Taxes	54.15%	21.78%	8.50%
Return After Taxes on Distributions	51.40%	21.34%	8.02%
Return After Taxes on Distributions and Sale of Fund Shares	31.14%	17.72%	6.71%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	43.30%	22.58%	9.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Management

Investment Adviser. AH Lisanti Capital Growth, LLC is the Fund's investment adviser.

Portfolio Manager. Mary Lisanti, President of AH Lisanti, is primarily responsible for the day-to-day management of the Fund. Ms. Lisanti has served as portfolio manager of the Fund since its inception in February 2004.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (800) 441-7031 (toll free) or writing to the Fund at Adams Harkness Small Cap Growth Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,000	$250
Retirement Accounts	$2,000	$250

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-exempt investors (such as tax-deferred retirement plans and accounts) as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Details Regarding Principal Investment Strategies And Risks

Concepts to Understand

Equity Security means a security such as a common stock, preferred stock or convertible security that represents an ownership interest in a company.

Common Stock means an ownership interest in a company and usually possesses voting rights and may earn dividends.

Preferred Stock means a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Convertible Security means debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinate to comparable nonconvertible securities.

Market Capitalization means the total value of all of a company's stock in the stock market based on the stock's market price.

The Fund seeks maximum capital appreciation.

Additional Information Regarding Principal Investment Strategies

The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in the equity securities of smaller, lesser-known companies whose stocks are traded in the U.S. markets ("80% Policy"). The Fund normally invests in companies that the portfolio manager believes are in an early stage or transitional point in their development and have above average prospects for growth, including initial public offerings of such companies. Smaller companies are generally defined by the Fund's Adviser as those with market capitalizations equal to or less than those companies in the Russell 2000 Growth Index at the time of initial purchase.

The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

The Adviser's Process The Fund's investment process focuses on two key areas—security selection and portfolio construction. AH Lisanti Capital Growth, LLC ("AH Lisanti" or the "Adviser"), the Fund's Adviser uses a disciplined investment process that includes the following components:

Security Selection:

Database Screening The Adviser applies a quantitative screening process to the universe of small capitalization companies to identify those companies with fundamental strengths such as:

•strong balance sheets

•good cash flow

•high returns on equity

•strong or improving fundamentals

•new products and/or unique business strategies

The Adviser also looks for companies with positive catalysts, such as new management, which may provide for a potential acceleration in the growth rate of the company. Other factors identified through the screening process include:

•high management ownership in the company

•low institutional ownership

A valuation screen is also used to determine if the price/earnings ratio in relation to the company's underlying growth rate is reasonable.

Fundamental Research Fundamental research focuses on identifying several types of companies that the Adviser believes offer promising growth potential including:

•small, fast growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace

•companies experiencing a major change which is expected to produce advantageous results, such as new management, products or technologies, restructuring or reorganization, or merger and acquisition

The Adviser utilizes meetings with company management and analysts, research at industry trade shows and conferences, initial public offering ("IPOs") roadshows, and discussions with customers and competitors, to help identify companies whose stock price may not reflect the rate of growth the company can maintain and/or those whose stock price does not yet reflect the positive changes that have occurred because they have not yet appeared in the financial results. Once purchased, portfolio holdings are monitored closely, and new information is evaluated relative to the original reason for investing.

Portfolio Construction:

Themes The Adviser intends the Fund's investments to reflect what it believes to be the major social, economic and technological trends (collectively, "Themes") that will shape the future of business and commerce over the next three to five years. These Themes will provide a framework for identifying the industries and companies in which the Fund will invest. While sector weightings are monitored, the portfolio is generally constructed around 12-15 themes, such as The New Consumer, The Ubiquitous Semiconductor and Managing the Information Age.

Sell Discipline In general, stocks are sold when:

•valuation targets are achieved

•changing circumstances affect the original reasons for the investment

•the company exhibits deteriorating fundamentals

•the Adviser believes more attractive alternatives exist

Initial Public Offerings Because the Fund invests in small companies that the Adviser believes offer promising growth potential, including small, fast growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace, IPOs could be candidates for inclusion in the Fund. Under certain market conditions, IPOs and companies newly public could comprise a significant portion of the Fund's investments. Additionally, under certain market conditions, from time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in common stocks of larger, more established companies, fixed income securities, or cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Additional Information Regarding Principal Investment Risks

The Fund's NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Risk. Equity holdings, including common stocks, may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer's goods or services or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer's debt securities and preferred stock take precedence over the claims of common stockholders. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuation in the market value of the underlying securities or any changes in the issuer's credit rating.

Growth Company Risk. The Fund may invest in growth securities that are susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Initial Public Offering Risk. The Fund may purchase securities of companies in initial public offerings ("IPOs"). Special risks associated with these securities may include illiquidity, unseasoned trading, lack of investor knowledge of the company, limited operating history and substantial price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

Management Risk. The Fund is actively managed, and its performance will reflect the Adviser's ability to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives. Further, the Fund's performance may deviate from overall market returns to a greater degree than funds that do not employ a similar strategy.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on the open market, a strategy known as quantitative easing. As the Federal Reserve tapers or reduces quantitative easing, and if the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund's investments and share price to decline. To the extent that the Fund experiences high redemptions because of these governmental policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund's performance.

Portfolio Turnover Risk. Higher portfolio turnover rates result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses, which may adversely affect the Fund's performance and would generally be distributed to the Fund's shareholders as ordinary income. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year.

Small Capitalization Company Risk. Investments in small capitalization companies may entail greater risks and their securities' prices may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of small capitalization companies may be traded in lower volume and be less liquid. At certain times, the general market may not favor the smaller, growth-oriented companies in which the Fund invests and as a result the Fund could underperform the general market. Smaller companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. Additionally, information about these companies may not be readily available. The smaller the company, the greater effect these risks may have on the company's operations and performance which could have a significant impact on the price of the security. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Management

The Adams Harkness Small Cap Growth Fund (the "Fund") is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The Board of Trustees (the "Board") oversees the management of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund.

Additional information regarding the Board and the Trust's executive officers may be found in the Fund's Statement of Additional Information (the "SAI"), which is available from the Fund's website at www.ahsmallcap.com.

Investment Adviser

The Fund's adviser is AH Lisanti Capital Growth, LLC, 608 Fifth Ave., Suite 1002, New York, New York 10020. As of March 31, 2014, the Adviser had approximately $276.2 million of assets under management. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.00% of the Fund's average annual daily net assets under the terms of the Advisory Agreement. The actual advisory fee rate paid by the Fund to the Adviser for the fiscal year ended December 31, 2013 was 0.68%. The Adviser has voluntarily agreed to waive a portion of its advisory fee and reimburse Fund expenses from May 1, 2014 through April 30, 2015, so that the Fund's Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) do not exceed 1.80%. However, there can be no assurance that the current waiver will be maintained. The Adviser can unilaterally decide to terminate its waiver and reimbursement at any time. Any fee waiver or expense reimbursement increases investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

A discussion summarizing the basis on which the Board approved the Advisory Agreement between the Trust and the Adviser is included in the Fund's annual report for the year ended December 31, 2013.

Portfolio Manager

Mary Lisanti Ms. Lisanti is responsible for the day-to-day management of the Fund and performs all of the functions related to the management of the portfolio. She has over 35 years of financial markets experience with a particular expertise in managing growth-oriented investment strategies in small and mid capitalization equities. Her accomplishments include being named "Fund Manager of the Year" by Barron's in 1996. She also was top-ranked as an analyst, and in 1989 ranked #1, by Institutional Investor, for her work in small company research.

Ms. Lisanti became the majority owner of AH Lisanti on June 30, 2005. Ms. Lisanti has served as the Fund's portfolio manager since its commencement.

From 1998 to 2004, Ms. Lisanti was Chief Investment Officer of ING Investments, LLC, responsible for overseeing the firm's equity mutual funds as well as serving as portfolio manager for the ING SmallCap Opportunities series and separately managed institutional accounts and as lead portfolio manager for the ING MidCap Opportunities and Growth Opportunities Funds and LargeCap Growth Fund.

From 1996 to 1998, she was a portfolio manager of the Strong Small Cap Fund and separately managed institutional accounts and Senior Portfolio Manager of the Strong Mid Cap Fund.

From 1993 to 1996 she worked at Bankers Trust Corp., where her most recent position was as Managing Director and Head of Small and Mid-Capitalization Equity Strategies. During her tenure there, she managed the BT Small Cap and Capital Appreciation Funds as well as separately managed accounts. Earlier in her career, she was Vice President of Investments with the Evergreen Funds. She began her financial industry career as a securities analyst specializing in emerging growth stocks. Ms. Lisanti, who is a Chartered Financial Analyst, received a B.A. with honors from Princeton University.

The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the ownership of Fund shares by the portfolio manager.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") provides fund accounting, fund administration, compliance and transfer agency services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel.

Foreside Fund Services, LLC (the "Distributor"), the Trust's principal underwriter, acts as the Trust's distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board. Certain service providers may waive all or a portion of their fees and may reimburse certain expenses of the Fund. Service provider waivers may be voluntary and would not be related to or affect the Adviser's contractual waiver. Any agreement to waive fees or to reimburse expenses increases the investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

Your Account

How to Contact the Fund

E-mail the Fund at:

ahsmallcap.ta@atlanticfundservices.com

Telephone the Fund at:

(800) 441-7031 (toll free)

Write the Fund:

Adams Harkness Small Cap Growth Fund
P.O. Box 588
Portland, Maine 04112

Overnight Address:

Adams Harkness Small Cap Growth Fund
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Website Address:

www.ahsmallcap.com

Wire investments (or ACH payments):

Please contact the transfer agent at (800) 441-7031 (toll free) to obtain the ABA routing number and account number for the Fund.

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Notwithstanding this fact, the Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. "Good order" means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund's close will receive that day's NAV. Requests received in good order after the Fund's close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

When and How NAV is Determined. The Fund calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

The NAV of the Fund is determined by taking the market value of the total assets of the Fund, subtracting the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund.

The Fund values securities for which market quotations are readily available, including certain open-end investment companies, at current market value, except for certain short-term securities that are valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in other open-end registered investment companies are valued at their NAVs.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time that the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time the Fund calculates its NAV.

If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Securities of smaller companies are also more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, "financial intermediaries"), to accept purchase and redemption orders on the Fund's behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day's NAV.

Payments to Financial Intermediaries. The Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund's transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as "revenue sharing." Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliates, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Trust's Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI, which is available on the Fund's website at www.ahsmallcap.com.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House ("ACH") or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to "Adams Harkness Small Cap Growth Fund." For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts, checks may be made payable to one or more owners of the account and endorsed to "Adams Harkness Small Cap Growth Fund." A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,000	$250
Retirement Accounts	$2,000	$250

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts are owned by a minor child but controlled by an adult custodian.	•Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary's certificate.

Trusts	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number ("TIN"), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.

By Check

•Call or write the Fund or visit the Fund's website for an account application.

•Complete the application (and other required documents, if applicable).

•Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check •Fill out an investment slip from a confirmation or write the Fund a letter. •Write your account number on your check. •Mail the Fund the investment slip or your letter and the check.

By Wire

•Call or write the Fund or visit the Fund's website for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•Instruct your U.S. financial institution to wire money to the Fund.

By Wire •Instruct your U.S. financial institution to wire money to the Fund.

How to Open an Account	How to Add to Your Account

By ACH Payment

•Call or write the Fund or visit the Fund's website for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

•ACH purchases are limited to $25,000 per day.

By ACH Payment

•Call the Fund to request a purchase by ACH payment.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•ACH Purchases are limited to $25,000 per day.

By Internet

•Access the Fund website.

•Complete the application online.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. The account opening amount is limited to $25,000 (if you would like to invest more than $25,000, you may make the investment by check or wire).

By Internet

•Log on to your account from the Fund website.

•Select the "Purchase" option under the "Account Listing" menu.

•Follow the instructions provided.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. Subsequent purchases are limited to $25,000 per day (if you would like to invest more than $25,000, you may make the investment by check or wire).

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $100 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (800) 441-7031 (toll free) for additional information regarding systematic investment plans.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. The Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale of Fund shares is subject to a redemption fee of 1.00% of the amount redeemed within 30 days of purchase. This redemption fee, which may discourage frequent trading by investors, offsets costs the Fund may incur as a result of redemptions related to market timing. See "Selling Shares - Redemption Fee" for additional information.

The investment in securities of small capitalization or mid capitalization companies may make the Fund more susceptible to market timing, as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations.

Canceled or Failed Payments. The Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The right of redemption may not be suspended, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

If the Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is collected, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary •If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the Fund name;

•the dollar amount or number of shares you want to sell;

•how and where to send the redemption proceeds;

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•the exact name(s) in which the account is registered; and

•additional form of identification.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

How to Sell Shares from Your Account

By Systematic Withdrawal

•Complete the systematic withdrawal section of the application.

•Attach a voided check to your application.

•Mail the completed application to the Fund.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Internet

•Log on to your account from the Fund website.

•Select the "Redemption" option under the "Account Listing" menu.

•Follow the instructions provided.

•Redemption proceeds will be electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (800) 441-7031 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•written requests to redeem $100,000 or more;

•changes to a shareholder's record name or account registration;

•paying redemption proceeds from an account for which the address has changed within the last 30 days;

•sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Redemption Fee. If you redeem your shares in the Fund within 30 days of purchase, you will be charged a 1.00% redemption fee. The fee is charged for the benefit of the Fund's remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate the redemption fee (after first redeeming any shares associated with reinvested distributions), the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account.

The following redemptions are exempt from application of the redemption fee if you request the exemption at the time the redemption request is made:

•redemption of shares in a deceased shareholder's account;

•redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

•redemption of shares purchased through a dividend reinvestment program;

•redemption of shares pursuant to a systematic withdrawal plan;

•redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code ("IRC") or a plan operating consistent with Section 403(b) of the IRC; and

•redemptions from share transfers, rollovers, re-registrations within the same fund or conversions from one share class to another within the Fund, if applicable.

The Fund may require appropriate documentation of eligibility for exemption from application of the redemption fee.

Certain financial intermediaries that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above. Financial intermediaries may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on the Fund's shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the financial intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee is treated. If a financial intermediary that maintains an account with the transfer agent for the benefit of its customers collects a redemption fee for the Fund, no redemption fee will be charged directly to the financial intermediary's account by the Fund.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance
Standard Accounts	$1,000
Retirement Accounts	$500

Redemptions in Kind. Pursuant to an election filed with the SEC, under certain circumstances the Fund may pay redemption proceeds in portfolio securities rather than in cash. If the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state's law.

Shareholder Service Fees. The Trust has adopted a shareholder servicing plan under which the Fund pays an annualized fee up to 0.25% of the average daily net assets to the Adviser, brokers, dealers and other financial intermediaries for providing shareholder service activities. Because the Fund pays shareholder service fees on an ongoing basis, over time these fees will increase the cost of your investment.

Retirement Accounts

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a "Qualified Retirement Account." The Fund may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

Other Information

Distributions and Dividend Reinvestments. The Fund declares dividends from net investment income and pays them quarterly. Any net capital gains realized by the Fund are distributed at least annually.

Most investors typically have their income dividends and capital gain distributions (each a "distribution") reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to shareholders other than tax-exempt investors and qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Taxes. The Fund intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund's distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income, except as noted below. The Fund's distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

The Fund's dividends attributable to its "qualified dividend income" (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate (collectively, "individual") shareholders who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain - a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for individual shareholders with taxable income exceeding those respective amounts (which will be adjusted for inflation annually). A portion of the Fund's dividends also may be eligible for the dividends-received deduction allowed to corporations; the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding, among others, real estate investment trusts) and excludes dividends from foreign corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

A distribution reduces the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount of the distribution even though it represents a partial return of your investment.

The sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption, and any such gain will be taxed to individual shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from the redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions received with respect to those shares.

The Fund is required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service (the "IRS") that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares that he or she acquired or acquires after December 31, 2011 ("Covered Shares") must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with the Fund's default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method that a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual whose "modified adjusted gross income" exceeds a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers) ("Excess") is required to pay a 3.8% federal tax on the lesser of (1) the Excess or (2) the individual's "net investment income," which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on the redemption of Fund shares). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

After December 31 of each year, the Fund will mail to its shareholders reports containing information about the income tax status of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders' meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report dated December 31, 2013, which is available upon request.

	For the Years Ended December 31,
	2013	2012	2011	2010	2009
NET ASSET VALUE, Beginning of Year	$13.36	$11.83	$12.59	$9.34	$7.69
INVESTMENT OPERATIONS
Net investment loss (a)	(0.29)	(0.17)	(0.20)	(0.23)	(0.23)
Net realized and unrealized gain (loss)	7.43	1.70	(0.56)	3.48	1.88
Total from Investment Operations	7.14	1.53	(0.76)	3.25	1.65

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.13)	—	—	—	—
Net realized gain	(0.83)	—	—	—	—
Total Distributions to Shareholders	(0.96)	—	—	—	—
REDEMPTION FEES (a)	— (b)	—	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Year	$19.54	$13.36	$11.83	$12.59	$9.34
TOTAL RETURN	54.15%	12.93%	(6.04)%	34.80%	21.46%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$32,391	$11,396	$10,765	$13,007	$12,404
Ratios to Average Net Assets:
Net investment loss	(1.66)%	(1.26)%	(1.59)%	(2.25)%	(2.97)%
Net expense	1.80%	1.80%	1.80%	2.34%	3.08%
Gross expense (c)	2.71%	3.44%	3.40%	3.63%	4.01%
PORTFOLIO TURNOVER RATE	295%	294%	324%	319%	381%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

Adams Harkness
Small Cap Growth Fund

For More Information

The following documents are available free upon request:

Annual and Semi-Annual Reports

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI")

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Adams Harkness Small Cap Growth Fund
P.O. Box 588
Portland, Maine 04112
(800) 441-7031 (toll free)

The Fund's Prospectus, SAI and annual/semi-annual reports are available, without charge, on the Fund's website at: www.ahsmallcap.com.

Securities and Exchange Commission Information

You may also review and copy the Fund's annual and semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC's website at www.sec.gov.

Distributor
Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811-03023

228-PRU-0514